UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-04893

THE TAIWAN FUND, INC.

(Exact name of registrant as specified in charter)
C/O STATE STREET BANK AND TRUST COMPANY,
2 AVENUE DE LAFAYETTE, P.O. BOX 5049,
BOSTON, 02111

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

State Street Bank and Trust Company	Leonard B. Mackey, Jr., Esq.
Attention: Elizabeth A. Watson	Clifford Chance US LLP
Assistant Secretary	31 West 52nd Street
2 Avenue de Lafayette, P.O. Box 5049	New York, New York 10019-6131
Boston, Massachusetts 02111
Registrant’s telephone number, including area code: 1-800-636-9242
Date of fiscal year end: August 31
Date of reporting period: February 28, 2009

Item 1. Report to Stockholders.

2

THE TAIWAN FUND, INC ®
Semi-Annual Report February 28, 2009 (Unaudited)
THE TAIWAN FUND, INC. WHAT’S INSIDE
Page Chairman’s Statement 2
Report of the Investment 4
Manager Portfolio Snapshot 8
Industry Allocation 9
Investments 10
Financial Statements 12
Notes to Financial 15
Statements Other Information 20
Summary of Dividend 26
Reinvestment and Cash Purchase Plan

  Chairman’s Statement

Dear Shareholders,

It is my pleasure to present the Semi-Annual Report of The Taiwan Fund, Inc. (the “Fund”) for the six months ended February 28, 2009.

During this period, the Fund’s net asset value (“NAV”) decreased by 38.55%*( in U.S. dollar terms, and, the Taiwan Stock Exchange Index (the “TAIEX”) was down by 41.58% in the same period. Despite the severe impact caused by the global financial tsunami, the Fund still outperformed the TAIEX by 3.03%.

In February, the government of Taiwan announced worse-than-expected GDP results of -8.36% for the fourth quarter of 2008. Export orders in January slumped a record 41.70% from a year earlier, as the global recession impacted overseas demand and as the Chinese New Year shuttered plants in the final week of the month. This decline followed a 33% contraction in December 2008. Earnings revisions continue to trend down, and earnings are expected to shrink by 54% in 2009, according to analysts.**(

Though the economic data remains broadly bleak, there are two bright spots worth watching. One is that China’s domestic economy continues to be boosted outside of exports. According to recent statistics, China’s retail sales rate is slowing but at a rather moderate pace. Secondly, although overall U.S. retail sales were down 0.1% in February, core retail sales which exclude auto sales were up 0.7%. We believe the market will probably continue to be choppy and investor sentiment will be mixed because of the disappointing 2008 results and the positive February sales reports.

(*  Returns for the Fund are historical total returns that reflect changes in net asset value per share during each period and assume that dividends and capital gains, if any, were reinvested. Returns for the TAIEX are not total returns and reflect only changes in share price but do not assume that cash dividends, if any, were reinvested, and thus are not strictly comparable to the Fund returns. Past performance is not indicative of future results of the Fund.
(** Source: Directorate-General of Budget, Accounting, and Statistics, Executive Yuang; HSBC Global Research.

On behalf of the Board, I would like to thank you for your continued support.

Sincerely,

Harvey Chang
Chairman

  Report of the Investment Manager

Investment Performance

The Fund’s net asset value decreased by 38.55%*( in U.S. dollar terms from August 31, 2008 to February 28, 2009. In the same period, the Taiwan Stock Exchange Index (the “TAIEX”) decreased by 41.58% in U.S. dollar terms. The Fund outperformed the TAIEX by 3.03% during the first half of fiscal 2009.

The out-performance of the Fund was primarily due to low equity positioning, with the Fund holding approximately 20% of its assets in cash for most of the half year period. The high cash position contributed most of the outperformance, however, the equity portfolio underperformed the TAIEX.

On a sector basis, the Fund’s overweight position in retail and underweight position in the banking sector contributed most to the performance of the Fund’s equity portfolio. As to stock selection, the PC and peripheral sector contributed negatively to the Fund’s performance in the same period.

Market review

The Taiwan equity market was very volatile during the six months ended February 28, 2009. The TAIEX dropped by 35.32% in NT dollar terms. With the increasing selling pressure of foreign investors in this period, the TAIEX returned to the 4000 level after hitting a seven year low at 3955 in late November 2008 when the market was nervous about the financial crisis which hit the developed world. But anticipation of region-wide monetary and fiscal policies aimed at stimulating economic growth led to a 15% rebound that resulted in the TAIEX closing at 4557 on February 28, 2009.

In terms of sector performance, the Fund experienced negative returns in every sector during the six months ended February 28, 2009. While cement outperformed the TAIEX, construction underperformed the

(* Returns for the Fund are historical total returns that reflect changes in net asset value per share during each period and assume that dividends and capital gains, if any, were reinvested. Returns for the TAIEX are not total returns and reflect only changes in share price but do not assume that cash dividends, if any, were reinvested, and thus are not strictly comparable to the Fund returns. Past performance is not indicative of future results of the Fund.

most. In terms of the fund flows for the six-month period, foreign investors and local institutions were net sellers with NT$4.11 billion and NT$311.53 billion, respectively, while proprietary traders were net buyers with NT$12.83 billion. Long margin was reduced by NT$128.9 billion to NT$129.5 billion, accounting for only 1.1% of total market cap as of February 28, 2009.

Economic Outlook

In the fourth quarter of calendar 2008, real exports of goods and services declined by 19.75%. Furthermore, coupled with decreasing private consumption and fixed capital formation, Taiwan’s real gross domestic product (GDP) contracted by 8.36% compared with the same quarter the previous year, which made Taiwan the worst-performing economy in Asia during the second half of calendar 2008. For 2008 as a whole, real GDP grew by 0.12% with net exports contributing 2.17% to the change in real GDP. Meanwhile, real domestic demand decreased 2.42% and negatively contributed 2.05% to the change in real GDP.

Looking ahead for 2009, the latest world economic projections indicate that a global recession is likely in 2009. In addition, Taiwan’s exports are anticipated to weaken further, real GDP is predicted to contract 2.97% in 2009, and the consumer price index (CPI) is expected to fall 0.82%.

Investment Outlook and Strategy

We believe that the TAIEX bottomed out last November. Investors were less concerned by short term financial results but intrigued by the ‘rush order theme’ on tech products. The monetary stance in Taiwan has been greatly eased, following aggressive rate cuts and the beginning of capital repatriation. The easing of liquidity has been one of the initial successes of local policymakers in the war on deflation.

We still maintain our view that the recent rebound in the TAIEX resulted from positive economic policies and we are not expecting any further bad news due to strong liquidity drives. We anticipate that most tech companies will report better-than-expected results in the first calendar quarter of 2009 due to favorable exchange rates. In our view, the valuation of tech shares is back to mid-cycle valuations, and such share prices reflect the expectation of an end to inventory corrections. Continuing weaknesses in exports may ease the re-stocking demand in the second calendar quarter of 2009, thus we are skeptical about a sustained tech rally in this tough macro environment.

Taiwan’s growth engine — contract manufacturing — is aging. This business model has suffered due to rising production costs in China and weak consumer demand of developed countries. Following the release of disappointing GDP numbers for the fourth calendar quarter of 2008, President Ma proactively pursued the signing a comprehensive economic agreement with China, which offered generalized benefits including tariff removals, lower entry barriers for service sectors (i.e., financial), and investment protection. As China gradually shifts its growth focus to domestic demand, stronger cross-strait economic ties should benefit Taiwan’s exporters and help the free flow of goods and services, which is expected to enhance Taiwan’s growth when the global economy bottoms out. We continue to be positive about the potential for cross-strait benefits due to recent positive developments in China. We view it as a positive sign of the re-positioning of Taiwan’s longer-term economic strategy.

Given the limited visibility on earnings and economic recovery at this stage, we believe that while earnings results and data points will likely remain poor, the market has started to look beyond near-term results and discounts toward a longer term outlook, driven by aggressive monetary policy and fiscal policies. We believe an improvement of cross-strait relationship with China will provide new business opportunities to Taiwanese companies, and help Taiwan to be one of the first economies out of this recession.

As we see recent signs of stabilization in developed markets, such as better US housing and consumer spending data, earnings and economic data points should improve in Taiwan accordingly. Over the coming months, we expect that the Fund’s high cash position will be reduced as we start to focus on companies expected to benefit from structural changes when reconnecting Taiwan with the regional economy.

In the year ahead, we will seek to achieve solid performance relative to the Fund’s benchmark through bottom-up stock selection. We believe that the Taiwan stock market and economic conditions will provide investment opportunities for the Fund in the foreseeable future. Thank you for your continued support and we look forward to presenting our strategy again in future reports.

Sincerely,

Shirley Yang
Portfolio Manager

  Portfolio Snapshot*

Top Ten Equity Holdings

Holdings As Of February 28, 2009%

Taiwan Semiconductor Manufacturing Co., Ltd.	7.1

Chunghwa Telecom Co., Ltd.	7.0

MediaTek, Inc.	4.9

Hon Hai Precision Industry Co., Ltd.	4.5

Taiwan Mobile Co., Ltd.	3.0

Synnex Technology International Corp.	2.9

President Chain Store Corp.	2.6

China Steel Corp.	2.6

Au Optronics Corp.	2.5

Far EasTone Telecommunications Co., Ltd.	2.3

Top Ten Equity Industry Weightings

Weightings As Of February 28, 2009%

Telecommunications	15.6

IC Design	8.1

Semiconductor Manufacturing	7.9

Financial Services	7.3

Optoelectronics	5.0

Retail	4.8

Other Electronic	4.5

Electronics Distribution	2.9

Iron & Steel	2.6

Cement	2.4

Top Ten Equity Holdings

Holdings As Of August 31, 2008%

Taiwan Semiconductor Manufacturing Co., Ltd.	6.4

Chunghwa Telecom Co., Ltd.	6.2

Hon Hai Precision Industry Co., Ltd.	4.7

MediaTek, Inc.	4.2

Au Optronics Corp.	2.8

Pou Chen Corp.	2.5

President Chain Store Corp.	2.4

Ruentex Industries, Ltd.	2.4

Synnex Technology International Corp.	2.2

Fubon Financial Holding Co., Ltd.	2.2

Top Ten Equity Industry Weightings

Weightings As Of August 31, 2008%

Financial Services	10.3

Semiconductor Manufacturing	10.3

PC & Peripherals	10.1

IC Design	8.8

Telecommunications	7.2

TFT-LCD	5.6

Electronic Components	5.1

Electronics	4.3

Textile	3.8

Automobiles, Tires & Accessories	3.6

*	Percentages based on total net assets.

  Sector Allocation

Fund holdings are subject to change and percentages shown above are based on total net assets as of February 28, 2009. The pie chart illustrates the allocation of investments by sector. A complete list of holdings as of February 28, 2009 is contained in the Schedule of Investments included in this report. The most currently available data regarding portfolio holdings and industry allocation can be found on our website, www.thetaiwanfund.com. You may also obtain updated holdings by calling (800)-636-9242.

  The Taiwan Fund, Inc.
  Schedule of Investments/February 28, 2009 (Showing Percentage of Net Assets) (unaudited)

		US$
		VALUE
	SHARES	(NOTE 1)

COMMON STOCKS — 77.0%

BASIC INDUSTRIES — 21.2%
Cement — 2.4%
Asia Cement Corp.	3,200,000	$2,390,965
Taiwan Cement Corp.	2,500,000	1,875,099

		4,266,064

Chemicals — 0.3%
China Synthetic Rubber Corp.	600,000	568,541

Food — 2.2%
Great Wall Enterprise Co., Ltd.	2,000,339	1,394,393
Uni-President Enterprises Corp.	2,200,000	1,643,789
Wei Chuan Food Corp.*	1,600,000	826,761

		3,864,943

Glass — 1.9%
Taiwan Glass Industrial Corp.	7,100,000	3,374,032

Iron & Steel — 2.6%
China Steel Corp.	7,200,000	4,606,730

Paper — 0.8%
Chung Hwa Pulp Corp.	6,500,000	1,488,628

Petroleum Services — 1.9%
Formosa Petrochemical Corp.	2,000,000	3,292,158

Plastics — 2.3%
Formosa Chemicals & Fibre Corp.	1,300,000	1,311,853
Formosa Plastics Corp.	2,000,000	2,731,060

		4,042,913

Retail — 4.8%
President Chain Store Corp.	2,200,000	4,635,358
Ruentex Industries, Ltd.	6,000,000	3,796,000

		8,431,358

Rubber — 1.1%
Cheng Shin Rubber Industry Co., Ltd.	2,250,000	1,880,824

Textile — 0.9%
Far Eastern Textile Co., Ltd.	2,500,000	1,495,785

TOTAL BASIC INDUSTRIES		37,311,976

FINANCE — 7.3%
Financial Services — 7.3%
Cathay Financial Holding Co., Ltd.	5,000,622	4,015,500
First Financial Holding Co., Ltd.	8,000,500	3,217,927
Fubon Financial Holding Co., Ltd.	5,000,000	2,705,295
Hua Nan Financial Holdings Co., Ltd.	6,000,000	2,894,236

TOTAL FINANCE		12,832,958

MISCELLANEOUS — 2.3%
Athletic Footwear — 2.3%
Pou Chen Corp.	9,350,482	4,041,976

TECHNOLOGY — 46.2%
Electronic Components — 1.6%
Nan Ya Printed Circuit Board Corp.	700,401	1,405,554
Unimicron Technology Corp.	3,000,000	1,356,941

		2,762,495

Electronics Distribution — 2.9%
Synnex Technology International Corp.	4,500,000	5,178,707

IC Design — 8.1%
MediaTek, Inc.	1,000,000	8,702,747
Novatek Microelectronics Corp. Ltd.	1,516,878	1,862,905
Realtek Semiconductor Corp.	1,000,000	1,153,686
RichTek Technology Corp.	600,000	2,602,236

		14,321,574

Optoelectronics — 5.0%
Au Optronics Corp.	6,000,695	4,466,401
Everlight Electronics Co., Ltd.	1,200,933	1,863,377
InnoLux Display Corp.	1,700,924	1,458,359
Largan Precision Co., Ltd.	150,000	1,069,236

		8,857,373

Other Electronic — 4.5%
Hon Hai Precision Industry Co., Ltd.	4,000,874	7,983,079

PC & Peripherals — 0.6%
Inventec Co., Ltd.	3,500,000	1,037,029

Semiconductor Manufacturing — 7.9%
Siliconware Precision Industries Co.	1,500,074	1,294,740
Taiwan Semiconductor Manufacturing Co., Ltd.	9,746,426	12,541,742

		13,836,482

The accompanying notes are an integral part of the financial statements.

  Schedule of Investments/February 28, 2009 (unaudited) (continued)

		US$
		VALUE
	SHARES	(NOTE 1)

TECHNOLOGY — (continued)
Telecommunications — 15.6%
Chunghwa Telecom Co., Ltd.	8,000,549	$12,345,006
Far EasTone Telecommunications Co., Ltd.	4,200,000	4,081,989
HTC Corp.	350,000	3,857,550
Merry Electronics Co., Ltd.	2,500,866	1,943,762
Taiwan Mobile Co., Ltd.	4,000,000	5,221,648

		27,449,955

TOTAL TECHNOLOGY		81,426,694

TOTAL COMMON STOCKS (Identified Cost — $169,158,428)		135,613,604

TOTAL INVESTMENTS — 77.0% (COST — $169,158,428)		$135,613,604

OTHER ASSETS AND LIABILITIES, NET — 23.0%		40,486,933

NET ASSETS — 100.0%		$176,100,537

Legend:
US $ – United States dollar

*	Non-income producing

Income Tax Information:
At February 28, 2009, the aggregate cost basis of the Fund’s investment securities for income tax purposes was $169,158,428.
Net unrealized depreciation of the Fund’s investment securities was $33,544,824 of which $14,131,142 related to appreciated investment securities and $47,675,966 related to depreciated investment securities. In addition, as of August 31, 2008, the Fund’s last fiscal year end, the Fund elected to defer net capital losses of $7,793,786 and net foreign currency losses of $2,875,730 arising between November 1, 2007 and August 31, 2008.

The accompanying notes are an integral part of the financial statements.

  Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2009 (unaudited)

Assets
Investments in securities, at value (cost $169,158,428) (Notes 1 and 2) — See accompanying schedule		$135,613,604
Cash		129,446
Cash in New Taiwan dollars (cost $42,301,542)		40,431,709
Receivable for securities sold		1,710,387
Other assets		1,544

Total assets		177,886,690

Liabilities
Payable for securities purchased	$1,466,673
Accrued management fee (Note 3)	212,295
Other payables and accrued expenses	107,185

Total liabilities		1,786,153

Net Assets		$176,100,537

Net Assets consist of (Note 1):
Paid in capital		$299,848,560
Undistributed net investment loss		(6,344,625)
Accumulated net realized loss on investments in securities and foreign currency		(81,988,962)
Net unrealized depreciation on investment securities and foreign currency		(35,414,436)

Net Assets		$176,100,537

Net Asset Value, per share ($176,100,537/18,574,946 shares outstanding)		$9.48

STATEMENT OF OPERATIONS
For the Six Months Ended February 28, 2009 (unaudited)

Investment Income
Dividends		$1,533,481
Interest		149,506

		1,682,987
Less: Taiwan witholding tax (Note 1)		(335,916)

Total Income		1,347,071
Expenses:
Management fee (Note 3)
Basic fee	$1,271,286
Performance adjustment	(265,249)
Directors compensation (Note 3)	287,699
Legal (Note 3)	160,001
Custodian fees and expenses	146,746
Administration and accounting fees (Note 3)	104,530
Insurance fees	59,044
Audit	41,137
CCO compliance expense	33,645
Taiwan stock dividend tax (Note 1)	33,271
Delaware franchise tax	31,356
Shareholder communications	23,405
Miscellaneous	13,321
Transfer agent fees	7,878

Total expenses		1,948,070

Management Fee Waiver	(293,374)

Net Expenses		1,654,696

Net investment loss		(307,625)

Realized and Unrealized Loss on Investment and Foreign Currency Transactions (Note 1)
Net realized loss on:
Investment securities	(64,447,205)
Foreign currency transactions	(8,482,968)

		(72,930,173)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(37,545,267)
Assets and liabilities denominated in foreign currencies	(1,832,608)

		(39,377,875)

Net realized and unrealized loss		(112,308,048)

Net decrease in net assets resulting from operations		$(112,615,673)

The accompanying notes are an integral part of the financial statements.

  Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	February 28, 2009	August 31, 2008
	(Unaudited)

Increase (Decrease) in Net Assets
Operations:
Net investment gain (loss)	$(307,625)	$4,720,061
Net realized gain (loss) on investments and foreign currency transactions	(72,930,173)	26,126,058
Change in net unrealized appreciation (depreciation) on investments and foreign currency transactions	(39,377,875)	(111,608,142)

Net decrease in net assets resulting from operations	(112,615,673)	(80,762,023)

Distributions to shareholders:
From net investment income	(3,161,270)	(7,012,484)
Net realized gains	—	(45,229,040)

Total distributions to shareholders	(3,161,270)	(52,241,524)

Capital stock transactions:
Proceeds from issuance of stock in dividend (0 and 2,209,374 shares, respectively)	—	36,565,140

Total decrease in net assets	(115,776,943)	(96,438,407)

Net Assets
Beginning of period	291,877,480	388,315,887

End of period	$176,100,537	291,877,480

Undistributed net investment loss end of period	$(6,344,625)	$(2,875,730)

The accompanying notes are an integral part of the financial statements.

  Financial Statements (continued)

FINANCIAL HIGHLIGHTS

	Six Months Ended		Year Ended August 31,
	February 28, 2009		2008	2007	2006		2005		2004
	(Unaudited)

Selected Per Share Data
Net asset value, beginning of period	$15.71		$23.73	$17.39	$14.76		$12.78		$12.89 (c)

Income from Investment Operations:
Net investment income (loss)(a)	(0.34)		0.27	0.16	0.00	*	0.08		0.03
Net realized and unrealized gain (loss) on investments	(5.72)		(4.91)	6.18	2.68		1.93		(0.14)

Total from investment operations	(6.06)		(4.64)	6.34	2.68		2.01		(0.11)

Less Distributions:
From net investment income	(0.17)		(0.43)	—	(0.05)		(0.03)		—
From net realized gains	—		(2.76)	—	—		—		—

Total distributions	(0.17)		(3.19)	—	(0.05)		(0.03)		—

Capital Share Transactions:
(Dilution) to net asset value, resulting from issuance of shares in stock dividend	—		(0.19)	—	—		—		—

Net asset value, end of period	$9.48		$15.71	$23.73	$17.39		$14.76		$12.78

Market value, end of period	$8.35		$14.32	$21.43	$15.83		$13.34		$10.99

Total return
Per share market value	(40.63	)%†	(20.29)%	35.38%	19.05%		21.68%		(0.90)%

Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period (000)	$176,101		$291,877	$388,316	$284,561		$241,554		$209,166
Ratio of expenses before fee waiver(b)	1.99	%(f)	1.97%	1.94%	1.92	%(e)	2.23	%(d)	2.07%
Ratio of expenses before fee waiver, excluding stock dividend tax expense	1.96	%(f)	1.87%	1.82%	1.77	%(e)	1.93	%(d)	1.82%
Ratio of expenses after fee waiver	1.69	%(f)	1.71%	1.82%	1.77	%(e)	1.93	%(d)	1.82%
Ratio of net investment income (loss)	(0.31	)%(f)	1.35%	0.80%	0.02	%(e)	0.45	%(d)	0.21%
Portfolio turnover rate	35%		85%	78%	110%		80%		76%

(a)	Based on average shares outstanding during the period.
(b)	Expense ratio includes 20% tax paid on stock dividends received by the Fund.
(c)	Restated. (Note 5)
(d)	Ratio includes charge to the Management fee; see Note 3. Without this charge the ratios would be 2.00%, 1.70% and 0.68%, respectively.
(e)	Ratio includes reduction of the Management fee; see Note 3. Without this reduction the ratios would be 1.98%, 1.82% and - 0.04%, respectively.
(f)	Annualized
†	Not Annualized
*	Amount represents less than 0.005 per share.

The accompanying notes are an integral part of the financial statements.

  Notes to Financial Statements (unaudited)

1.	Significant Accounting Policies

The Taiwan Fund, Inc. (the “Fund”), a Delaware corporation, is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified closed-end management investment company.

The Fund does not invest directly in the securities of Republic of China (“ROC”) companies. Instead, it invests through a contractual securities investment trust fund arrangement. This arrangement was established by means of the Securities Investment Trust, Investment Management and Custodian Contract (“Management Contract”) among HSBC Global Asset Management (Taiwan) Limited, previously known as, HSBC Investments (Taiwan) Limited (“Adviser”), the Mega International Commercial Bank Co., Ltd. previously known as, International Commercial Bank of China (Custodian), and the Fund. Under the Management Contract the Adviser manages and invests the assets of the Fund and the Custodian holds the assets. The Fund is the sole beneficiary of the assets held under the Management Contract and, as required by ROC regulations, its interest in the assets is evidenced by units of beneficial interest.

The Fund concentrates its investments in the securities listed on the Taiwan Stock Exchange. Because of this concentration, the Fund may be subject to additional risks resulting from future political or economic conditions in Taiwan and the possible imposition of adverse governmental laws of currency exchange restrictions affecting Taiwan.

The policies described below are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. generally accepted accounting principles.

Security Valuation.  All securities, including those traded over-the-counter, for which market quotations are readily available are valued at the last sales price prior to the time of determination of the Fund’s net asset value per share or, if there were no sales on such date, at the closing price quoted for such securities (but if bid and asked quotations are available, at the mean between the last current bid and asked prices, rather than such quoted closing price). In certain instances where the price determined above may not represent fair market value, the value is determined in such manner as the Board of Directors may prescribe. Foreign securities may be valued at fair value according to procedures approved by the Board of Directors if the closing price is not reflective of current market values due to trading or events occurring in the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold. Short-term investments, having a maturity of 60 days or less are valued at amortized cost, which approximates market value, with accrued interest or discount earned included in interest receivable.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective September 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

  Notes to Financial Statements (unaudited) (continued)

1.	Significant Accounting Policies – continued

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of February 28, 2009 in valuing the Fund’s investments carried at value:

Investments in
Valuation Inputs	Securities

Level 1 – Quoted Prices	$135,613,604
Level 2 – Other Significant Observable Inputs	—
Level 3 – Significant Unobservable Inputs	—

Total	$135,613,604

Repurchase Agreements.  In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation.  The financial accounting records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included in realized and unrealized gain or loss on investments in securities.

Forward Foreign Currency Transactions.  A forward foreign currency contract (“Forward”) is an agreement between two parties to buy or sell currency at a set price on a future date. The Fund may enter into Forwards in order to hedge foreign currency risk or for other risk management purposes. Realized gains or losses on Forwards include net gains or losses on contracts that have matured or which the Fund has terminated by entering into an offsetting closing transaction. Unrealized appreciation or depreciation of Forwards is included in the Statement of Assets and Liabilities and is carried on a net basis. The portfolio could be exposed to risk of loss if the counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. As of February 28, 2009 the Fund had no open Forwards.

Indemnification Obligations.  Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

Taxes.  As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its investment company taxable income and net realized capital gains for its fiscal year. In addition to federal income tax for

  Notes to Financial Statements (unaudited) (continued)

1.	Significant Accounting Policies – continued

which the Fund is liable on undistributed amounts, the Fund is subject to federal excise tax on undistributed investment company taxable income and net realized capital gains. The Fund is organized in Delaware and as such is required to pay Delaware an annual franchise tax. Also, the Fund is currently subject to a Taiwan security transaction tax of 0.3% on equities and 0.1% on mutual fund shares of the transaction amount.

The Fund’s functional currency for tax reporting purposes is the New Taiwan dollar.

In accordance with Securities and Exchange Commission guidance, the Fund implemented the provisions of Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, on February 29, 2008. The Fund has reviewed the tax positions for the open tax years of August 31, 2005 through August 31, 2008 and has determined that the implementation of FIN 48 did not have a material impact on the Fund’s financial statements.

Investment Income.  Dividend income is recorded on the ex-dividend date; except, where the ex-dividend date may have passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date.

Taiwanese companies typically declare dividends in the Fund’s third fiscal quarter of each year. As a result, the Fund receives substantially less dividend income in the first half of its year. Interest income, which includes accretion of original discount, is accrued as earned.

Dividend and interest income generated in Taiwan is subject to a 20% withholding tax. Stock dividends received (except those which have resulted from capitalization of capital surplus) are taxable at 20% of the par value of the stock dividends received.

Distributions to Shareholders.  The distributable income from the assets held under the Management Contract, which is limited to cash dividends and interest income received, may be distributed to the Fund only once in each year at the Fund’s discretion and is recorded on the ex-dividend date. Realized capital gains and stock dividends may also be distributed to the Fund. Within the above limitations the Fund will, under current ROC regulations, be able to remit out of the ROC the proceeds of income and capital gains distributions, unit redemptions and other distributions of assets held under the Management Contract.

The Fund distributes to shareholders at least annually, substantially all of its taxable ordinary income and expects to distribute its taxable net realized gains. Certain foreign currency gains (losses) are taxable as ordinary income and, therefore, increase (decrease) taxable ordinary income available for distribution. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), shareholders may elect to have all cash distributions automatically reinvested in Fund shares. (See the summary of the Plan.) Unless the Board of Directors elects to make a distribution in shares of the Fund’s common stocks, shareholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

These differences are primarily due to differing treatments for foreign currency transactions, losses deferred due to wash sales and net operating losses. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

Security Transactions.  Security transactions are accounted as of the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Use of Estimates.  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

  Notes to Financial Statements (unaudited) (continued)

2.	Purchases and Sales of Securities

For the six months ended February 28, 2009, purchases and sales of securities, other than short-term securities, aggregated $59,662,888 and $83,659,720, respectively.

3.	Fees and Other Transactions with Affiliates

Management Fee.  As the Fund’s investment adviser, HSBC Global Asset Management (Taiwan) Limited, previously known as HSBC Investments (Taiwan) Limited, receives a basic fee that is computed daily at an annual rate of 1.30% of the Fund’s average net assets. The basic fee is subject to monthly performance adjustments based on the Fund’s investment performance as compared to the Taiwan Stock Exchange Index over a rolling 36-month period (the “performance adjustments”). The basic fee may increase or decrease by + or -0.30% depending on the fund’s performance.

During the period ending August 31, 2006, the basic fee included a one-time charge of approximately $154,000 as a further revision to correct errors in the calculation of performance fee adjustments for the fiscal years prior to 2000. (See footnote 5).

Effective January 1, 2008, the Adviser has agreed to waive a portion of the basic fee so that the basic fee will not exceed 1.00% of the Fund’s average daily net assets. The performance adjustments remain unchanged by this fee waiver.

For the six months ended February 28, 2009, the management fee, including the performance adjustments and management fee waiver, was equivalent to an annual rate of 0.73% of average net assets.

Directors Fees.  No director, officer or employee of the Adviser or its affiliates will receive any compensation from the Fund for serving as an officer or director of the Fund. The Fund pays each of its directors who is not a director, officer or employee of the Adviser an annual fee of $20,000 plus $2,500 for each Board of Directors’ meeting or Committee meeting attended, and $2,500 for each meeting attended by telephone. In addition, the Fund will reimburse each of the directors for travel and out-of-pocket expenses incurred in connection with Board of Directors’ meetings.

Administration Fees.  State Street Corporation (“State Street”) provides, or arranges for the provision of certain administrative and accounting services for the Fund, including maintaining the books and records of the Fund, and preparing certain reports and other documents required by federal and/or state laws and regulations. The Fund pays State Street a fee at the annual rate of 0.11% of the Fund’s average daily net assets up to $150 million, 0.08% of the next $150 million, and 0.05% of those assets in excess of $300 million, subject to certain minimum requirements. The fund also pays State Street $130,000 per year for certain legal administrative services, including corporate secretarial services and preparing regulatory filings.

4.	Fund Shares

At February 28, 2009, there were 20,000,000 shares of $0.01 par value capital stock authorized, of which 18,574,946 were issued and outstanding.

5.	Prior Periods Restatement

On August 31, 2004, the Fund restated its statement of changes in net assets for the year ended August 31, 2003 and its financial highlights for the years ended August 31, 2000 through 2003 to reflect correction of errors in the calculation of management fee performance adjustments recorded by the Fund during these years and prior. The incorrect performance adjustments were calculated based on average net assets of the Fund over a period different than the period over which average net assets of the Fund should have been calculated as stipulated in the Management Contract and resulted in overpayments being made to the investment adviser. The cumulative effect at September 1, 1999, and the yearly net effect, of these

  Notes to Financial Statements (unaudited) (continued)

5.	Prior Periods Restatement – continued

corrections on net assets, net asset value per share and the ratio of expenses were as follows:

		NAV Per	Expense
	Net Assets	Share	Ratio

Cumulative effect at September 1, 1999	$1,088,492	$0.06	n/a
Effect on Year Ended August 31, 2000	58,392	0.01	(0.02)%
Effect on Year Ended August 31, 2001	(163,948)	(0.01)	0.06%
Effect on Year Ended August 31, 2002	(4,479)	0.00	0.00%
Effect on Year Ended August 31, 2003	121,015	0.01	(0.07)%

6.	Recent Accounting Pronouncement

In March 2008, the Financial Accounting Standards board (“FASB”) issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures.

7.	Subsequent Event

On March 24, 2009, the stockholders of the Fund voted to approve a new form of Discretionary Investment Management Contract (the “New Management Agreement”) between the Fund and the Adviser, which had been approved, on October 27, 2008, by the Board and all of the Independent Directors. The New Management Agreement will replace the two agreements pursuant to which the Adviser previously managed the assets of the Fund: 1) the Securities Investment Trust-Investment Management and Custodian Contract, dated August 22, 2001 (the “Prior Management Contract’’) and 2) the Investment Advisory and Management Agreement, dated August 22, 2001 (the “Prior Advisory Agreement,” and together with the Prior Management Contract, the “Prior Agreements”). The Prior Management Contract provided for management of the assets of the Fund held through an investment trust (the “Trust”) established by the Prior Management Contract. Assets held in the Trust were invested in Taiwan, primarily in equity securities listed on the Taiwan Stock Exchange (the “TSE”). Assets of the Fund held outside of the Trust were managed by the Adviser under the Prior Advisory Agreement, which was supplemented by a Direct Investment Management Agreement (the “DIM Agreement”) between the Fund and the Adviser. The DIM Agreement supplemented the Prior Advisory Agreement with provisions required by Taiwan law to permit the Adviser to manage the assets of the Fund that were invested in Taiwan but not through the Trust.

After the March 24, 2009 approval, the Fund began the process of redeeming its interest in the Trust — in other words, removing assets from the Trust so that those assets could be invested directly by the Fund. The Fund did this so that it could have greater flexibility in how it invests its assets in the future — for example, investing in securities of Taiwan companies that are listed on stock exchanges other than the TSE. The Fund anticipates that it will have fully redeemed its interest in the Trust by May 2009, at which point the Trust and the Prior Agreements will terminate.

  Other Information (unaudited)

Results of Annual Stockholder Meeting Voting Held January 12, 2009, February 3, 2009, February 10, 2009, February 23, 2009 and March 24, 2009

1.)	Election of Directors — The stockholders of the Fund elected Bing Shen, Benny T. Hu, Harvey Chang, Christina Liu, Joe O. Rogers, Michael F. Holland, M. Christopher Canavan, Jr. and Anthony Kai Yiu Lo to the Board of Directors to hold office until their successors are elected and qualified.

	For	Withheld

Bing Shen	14,796,944	423,068
Benny T. Hu	13,453,878	1,766,134
Harvey Chang	14,605,406	614,606
Christina Liu	14,799,941	420,071
Joe O. Rogers	13,467,717	1,752,295
Michael F. Holland	14,623,955	596,057
M. Christopher Canavan Jr.	14,820,458	399,554
Anthony Kai Yiu Lo	14,799,615	420,397

2.)	Approval of New Form of Discretionary Investment Management Agreement — The stockholders of the Fund approved a new form of Discretionary Investment Management Agreement between the Fund and HSBC Global Asset Management (Taiwan) Limited, the Fund’s current Adviser.

For	Against	Abstain	Non-Votes

9,502,095	1,543,128	93,937	4,731,512

Share Repurchase Program

The Board of Directors of the Fund, at a meeting held on April 23, 2001, authorized the Fund to repurchase up to 15% of the Fund’s outstanding shares of common stock. The Fund will purchase such shares in the open market at times and prices determined by management of the Fund to be in the best interest of stockholders of the Fund. As of February 28, 2009, no shares have been repurchased by the Fund.

Privacy Policy

Privacy Notice

The Taiwan Fund, Inc. collects nonpublic personal information about its shareholders from the following sources:

•	Information it receives from shareholders on applications or other forms;
•	Information about shareholder transactions with the Fund, its affiliates, or others; and
•	Information it receives from a consumer reporting agency.

The Fund’s policy is to not disclose nonpublic personal information about its shareholders to nonaffiliated third parties (other than disclosures permitted by law).

  Other Information (unaudited) (continued)

The Fund restricts access to nonpublic personal information about its shareholders to those agents of the Fund who need to know that information to provide products or services to shareholders. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard it shareholders’ nonpublic personal information.

Proxy Voting Policies and Procedures

A description of the policies and procedures that are used by the Fund’s investment adviser to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling 1-800-636-9242; and (2) as an exhibit to the Fund’s annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information regarding how the investment adviser voted these proxies during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the same number or by accessing the Commission’s website.

Quarterly Portfolio of Investments

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Form N-Q’s are available on the Commission’s website at http://www.sec.gov. Additionally, the Portfolio of Investments may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-636-9242.

Board Deliberations regarding Approval of Investment Advisory Agreements

General Background

HSBC Global Asset Management (Taiwan) Limited (the “Adviser”) currently acts as the Fund’s investment manager pursuant to two agreements: (1) the Securities Investment Trust — Investment Management and Custodian Contract (the “Current Management Contract”) among the Fund, the Adviser, and the Mega International Commercial Bank Co., Ltd. (the “Custodian”); and (2) the Investment Advisory and Management Agreement (the “Current U.S. Asset Advisory Agreement”) between the Fund and the Adviser (the Current Management Contract and the Current U.S. Asset Advisory Agreement, together, the “Current Agreements”). As described in “Approval Process” below, a new form of investment management contract is currently anticipated to become effective in the second quarter of 2009.

The Fund invests in securities issued by Taiwanese companies through a securities investment trust fund arrangement established under the Current Management Contract pursuant to the laws of the Republic of China (“ROC”). Under the Current Management Contract, the Adviser is required to manage the investment of the Fund’s assets held by the Custodian for the exclusive benefit of the Fund. The Adviser’s duties include making investment decisions, supervising the acquisition and disposition of investments and selecting brokers or dealers to execute these transactions in accordance with the Fund’s investment objective and policies and within the guidelines and directions established by the Fund’s Board of Directors (the “Board”). The Fund invests a portion of its assets in U.S. dollar-denominated money market instruments in order to facilitate payment of expenses and distributions to shareholders. Because ROC regulations do not permit the Adviser to manage U.S. dollar-denominated investments under the Current Management Contract, it is necessary to have a separate agreement between the Fund and the Adviser relating to these

  Other Information (unaudited) (continued)

investments. The Current U.S. Asset Advisory Agreement serves this purpose. It contains the same duration and termination provisions as the Current Management Contract and provides for no additional compensation to the Adviser.

For its services, the Adviser receives a monthly basic fee, payable in New Taiwan (“NT”) dollars, at an annual rate of 1.30% of the Fund’s average daily net assets (including both Taiwan and U.S. assets). In addition, the basic fee payable to the Adviser is subject to performance adjustments which may increase or decrease the basic fee (up to 0.30% per annum of the Fund’s average net assets) on a monthly basis, depending on the performance of the Fund’s investments compared to the performance of the Taiwan Stock Exchange Index (the “TAIEX”) during a rolling performance period of 36 months. Effective for the period from January 1, 2008 to August 31, 2008, the Adviser pursuant to a written agreement waived a portion of the basic fee so that the basic fee would not exceed an annual rate of 1.00% of the Fund’s average daily net assets (the “Waiver”). On September 1, 2008, the Waiver automatically renewed for an additional 12 months.

The Board is legally required to review and re-approve the Current Agreements once a year. Throughout the year, the Board considers a wide variety of materials and information about the Fund, including, for example, the Fund’s investment performance, adherence to stated investment objectives and strategies, assets under management, expenses, regulatory compliance and management. The Board periodically meets with senior management and portfolio managers of the Adviser and reviews and evaluates their professional experience, credentials and qualifications. This information supplements the materials the Board received in preparation for the meeting described below.

Approval Process

The Board, including a majority of “independent directors” within the meaning of the Investment Company Act of 1940, unanimously approved the Current Agreements at an “in person” meeting held on October 27, 2008 (the “Meeting”). In determining whether it was appropriate to approve the Current Agreements, the Board requested information, provided by the Adviser, which it believed to be reasonably necessary to reach its conclusion. At the Meeting, the Board discussed issues pertaining to the proposed approval of the Current Agreements with representatives from the Adviser and with legal counsel. This information together with the information provided to the Directors throughout the course of year formed the primary basis for the Directors’ determinations.

At the Meeting, the Board and all of the Independent Directors, also voted to approve and recommend to stockholders a new form of Discretionary Investment Management Contract (the “New Management Agreement”) between the Fund and Adviser, which was approved by stockholders on March 24, 2009. The New Management Agreement provides for the Adviser to provide the same investment advisory and management services as it provides under the Current Management Agreements except that it would apply to all of the assets of Fund regardless of where they are held. The Adviser’s duties under the New Management Agreement include making investment decisions, supervising the acquisition and disposition of investments and selecting brokers or dealers to execute these transactions in accordance with the Fund’s investment objective and policies and within the guidelines and directions established by the Fund’s Board of Directors. It is anticipated that effective in the second quarter of 2009, the New Management Agreement will replace the Current Management Contracts. The New Management Agreement will remain in effect for an initial period of two years from the date of its execution by the Fund. Thereafter, the New Management Agreement would continue in effect from year to year if its continuance is specifically approved at least annually by (i) a vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval, and (ii) either a vote of a majority of the Board as a whole or a majority of the Fund’s outstanding shares of common stock as defined in the 1940 Act.

  Other Information (unaudited) (continued)

During the Meeting, the Board met in an executive session for the purpose of considering the approval of both the Current Management Agreements and the New Management Agreement. During that executive session, the Directors reviewed a memorandum which detailed the duties and responsibilities of the Directors with respect to their consideration of the Current Management Agreements. The Directors reviewed the contract renewal materials provided by the Adviser, including, but not limited to (1) an organizational overview of the Adviser and biographies of those personnel providing services to the Fund, (2) a copy of each of the Current Management Contract, the Current U.S. Asset Advisory Agreement and the New Management Agreement, (3) a profitability analysis of the Adviser, (4) financial statements of the Adviser, (5) Form ADV of the Adviser, and (6) performance and fee comparison data provided by Fundamental Data, a third party vendor of such information.

Management Agreements

In deciding whether to renew the Current Agreements and whether to approve the New Management Agreement, the Directors considered various factors, including (1) the nature, extent and quality of the services provided by the Adviser under the Current Agreements and the New Management Agreement, (2) the investment performance of the Fund, (3) the costs to the Adviser of its services and the profits realized by the Adviser, from its relationship with the Fund, and (4) the extent to which economies of scale would be realized if and as the Fund grows and whether the fee levels in the Current Management Contract and the New Management Agreement reflect these economies of scale.

1.	Nature, Extent and Quality of the Services provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Directors relied on their prior experience as Directors of the Fund as well as on the materials provided at the Meeting. They noted that under the Current Agreements as well as the New Management Agreement the Adviser is responsible for managing the investment operations of the Fund in accordance with the Fund’s investment objective and policies, applicable legal and regulatory requirements, and the instructions of the Directors, for providing necessary and appropriate reports and information to the Directors, for maintaining all necessary books and records pertaining to the Fund’s securities transactions, and for furnishing the Fund with the assistance, cooperation, and information necessary for the Fund to meet various legal requirements regarding registration and reporting. They noted the distinctive nature of the Fund as investing primarily in equity securities listed on the Taiwan Stock Exchange. They also noted the experience and expertise of the Adviser as appropriate as an adviser to the Fund.

The Directors reviewed the background and experience of the Adviser’s senior management, including those individuals responsible for the investment and compliance operations of the Fund, and the responsibilities of the latter with respect to the Fund. They also considered the resources, operational structures and practices of the Adviser in managing the Fund’s portfolio, in monitoring and securing the Fund’s compliance with its investment objective and policies and with applicable laws and regulations, and in seeking best execution of portfolio transactions. The Directors also considered information about the Adviser’s overall investment management business, noting that the Adviser manages other funds in the Asia Pacific region. Drawing upon the materials provided and their general knowledge of the business of the Adviser, the Directors took into account the fact that the Adviser’s experience, resources and strength in these areas are deep, extensive and of high quality. On the basis of this review, the Directors determined that the nature and extent of the services provided by the Adviser to the Fund were appropriate, had been of high quality, and could be expected to remain so under the New Management Agreement.

  Other Information (unaudited) (continued)

2.	Investment Performance of the Fund

The Directors noted that, in view of the distinctive investment objective of the Fund, the investment performance of the Fund’s investments was satisfactory. Of importance to the Directors was the extent to which the Fund achieved its objective. Drawing upon information provided at the Meeting and upon reports provided to the Directors by the Adviser throughout the preceding year, the Directors determined that the Fund had outperformed the TAIEX for the three, five and ten-year periods ending August 31, 2008. They further determined that the Fund’s performance since its inception compared well to the TAIEX benchmark. They further concluded, on the basis of the limited universe of comparable funds, that the expense ratio of the Fund was similar, or lower than, those of its direct competitors. Accordingly, they concluded that the performance of the Fund was satisfactory.

3.	The Costs to the Adviser of its Services and the Profits realized by the Adviser from its Relationship with the Fund

The Directors considered the profitability of the advisory arrangement with the Fund to the Adviser under the Current Agreements and noted that a similar profitability could be expected under the New Management Agreement. The Directors had been provided with data on the Fund’s profitability to the Adviser for the Fund’s last fiscal year. They first discussed with representatives of the Adviser the methodologies used in computing the costs that formed the bases of the profitability calculations. After extensive discussion and analysis they concluded that, to the extent that the Adviser’s relationship with the Fund had been profitable, the profitability was in no case such as to render the advisory fee excessive. In considering whether the Adviser benefits in other ways from its relationship with the Fund, the Directors noted that other than the advisory fee, there is no other investment advisory or brokerage fee received or receivable by the Adviser or its affiliates from the Fund. The Directors concluded that, to the extent that the Adviser derives other benefits from its relationship with the Fund, those benefits are not so significant as to render the Adviser’s fees excessive.

4.	The Extent to which Economies of Scale would be Realized if and as the Fund Grows and whether the Fee Levels Reflect these Economies of Scale

On the basis of their discussions with management and their analysis of information provided at the Meeting, the Directors determined that the nature of the Fund and its operations is such that the Adviser would not at this time realize economies of scale in the management of the Fund. In order to better evaluate the Fund’s advisory fee, the Directors had requested comparative information with respect to fees paid by similar funds — i.e., closed-end funds that invest in equity securities listed on stock exchanges in the Asia-Pacific region. The Directors noted that, although the Fund’s effective management fee was higher than the management fees paid by similar funds, the Fund’s total expense ratio was lower than or comparable to four of the 18 comparable funds’ total expense ratio. The Directors concluded that the limited data available provided some indirect confirmation of the reasonableness of the Adviser’s fees. The Directors also considered that, in addition to the monthly basic fee to be paid to the Adviser at an annual rate of 1.00% of the Fund’s average daily net assets, the basic fee is subject to performance adjustments which may increase or decrease the basic fee (up to 0.30% per annum of the Fund’s average net assets) on a monthly basis, depending on the performance of the Fund’s investments compared to the performance of the TAIEX during a rolling performance period of 36 months.

  Other Information (unaudited) (continued)

Approval of the Current Management Agreements and the New Management Agreement

The Directors approved the continuance of the Fund’s Current Management Agreements and New Management Agreement after weighing the foregoing factors. They reasoned that, considered in themselves, the nature and extent of the services provided by the Adviser were appropriate, that the performance of the Fund had been satisfactory, and that the Adviser could be expected to provide services of high quality. As to the Adviser’s fees for the Fund, the Directors determined that the fees, considered in relation to the services provided, were fair and reasonable, that the Fund’s relationship with the Adviser was not so profitable as to render the fees excessive, and that any additional benefits to the Adviser were not of a magnitude materially to affect the Directors’ deliberations.

  Summary of Dividend Reinvestment and
  Cash Purchase Plan

What is the Dividend Reinvestment and Cash Purchase Plan?

The Dividend Reinvestment and Cash Purchase Plan (the “Plan”) offers shareholders of the Fund, a prompt and simple way to reinvest their dividends and capital gains distributions in shares of the Fund. The Fund will distribute to shareholders, at least annually, substantially all of its net income and expects to distribute annually its net realized capital gains. Computershare Trust Company, N.A. (formerly, EquiServe Trust Company, N.A.) (the “Plan Administrator”), a federally chartered trust institution, acts as Plan Administrator for shareholders in administering the Plan. The Plan also allows you to make optional cash investments in Fund shares through the Plan Administrator.

Who Can Participate in the Plan?

If you own shares in your own name, you can elect to participate directly in the Plan. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate on your behalf.

What Does the Plan Offer?

The Plan has two components; reinvestment of dividends and capital gains distributions, and a voluntary cash purchase feature.

Reinvestment of dividends and capital gains distributions

If you choose to participate in the Plan, your dividends and capital gains distributions will be promptly invested for you, automatically increasing your holdings in the Fund. If the Fund declares a dividend or capital gains distribution payable in cash, you will automatically receive shares purchased by the Plan Administrator on the New York Stock Exchange or otherwise on the open market.

If a distribution is declared which is payable in shares or cash at the option of the shareholder and if on the valuation date (generally the payable date) the market price of shares is equal to or exceeds their net asset value, the Fund will issue new shares to you at the greater of the following: (a) net asset value per share or (b) 95% of the market price per share. If the market price per share on the valuation date is less than the net asset value per share, the Fund will issue new shares to you at the market price per share on the valuation date.

All reinvestments are in full and fractional shares, carried to three decimal places. In the case of foreign (non-U.S.) shareholders, reinvestment will be made net of applicable withholding tax.

Voluntary cash purchase option

Plan participants have the option of making investments in Fund shares through the Plan Administrator. You may invest any amount from $100 to $3,000 semi-annually. The Plan Administrator will purchase shares for you on the New York Stock Exchange or otherwise on the open market on or about February 15 and August 15. If you hold shares in your own name, you should deal directly with the Plan Administrator. Checks should be made payable to “Computershare”. The Plan Administrator will not accept cash, traveler’s checks, money orders, or third party checks for voluntary cash purchase. We suggest you send your check to the following address to be received at least two business days before the investment date: Computershare, c/o The Taiwan Fund, Inc. at P.O. Box 43010, Providence, RI 02940-3010. The Plan Administrator will return any cash payments received more than thirty

  Summary of Dividend Reinvestment and
  Cash Purchase Plan (continued)

days prior to February 15 or August 15, and you will not receive interest on uninvested cash payments. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate in the cash purchase option on your behalf.

Is There a Cost to Participate?

Each participant will pay a pro rata portion of brokerage commissions payable with respect to purchases of shares by the Plan Administrator on the New York Stock Exchange or otherwise on the open market. Otherwise, there is no charge to participants for reinvesting dividends and capital gains distributions, since the Plan Administrator’s fees are paid by the Fund. Brokerage charges for purchasing shares through the Plan are expected to be less than the usual brokerage charges for individual transactions, because the Plan Administrator will purchase stock for all participants in blocks, resulting in lower commissions for each individual participant.

For purchases from voluntary cash payments, participants are charged a service fee of $.75 for each investment and a pro rata share of the brokerage commissions.

Brokerage commissions and service fees, if any, will be deducted from amounts to be invested.

What Are the Tax Implications for Participants?

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

If the Fund issues shares upon reinvestment of a dividend or capital gains distribution, for U.S. federal income tax purposes, the amount reportable in respect of the reinvested amount of the dividend or distribution will be the fair market value of the shares received as of the payment date, which will be reportable as ordinary dividend income and/or long term capital gains. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the payment date. State, local and foreign taxes may also be applicable.

Once Enrolled in the Plan, May I Withdraw From It?

You may withdraw from the Plan without penalty at any time by calling the Plan Administrator at 1-800-426-5523, by accessing your Plan account at the Plan Administrator’s web site, www.computershare.com/equiserve or by written notice to the Plan Administrator.

If you withdraw, you will receive, without charge, stock certificates issued in your name for all full shares, or, if you wish, the Plan Administrator will sell your shares and send you the proceeds, less a service fee of $2.50 and less brokerage commissions. The Plan Administrator will convert any fractional shares you hold at the time of your withdrawal to cash at the current market price and send you a check for the proceeds.

All sale requests having an anticipated market value of $100,000.00 or more are expected to be submitted in the written form. In addition, all sale requests within thirty (30) days of an address change are expected to be submitted in written form.

  Summary of Dividend Reinvestment and
  Cash Purchase Plan (continued)

Whom Should I Contact for Additional Information?

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to: Computershare, c/o The Taiwan Fund, Inc. at P.O. Box 43010, Providence, RI 02940-3010, by telephone at 1-800-426-5523 or through the Internet at www.computershare.com/equiserve. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to arrange for them to participate in the Plan on your behalf.

Either the Fund or the Plan Administrator may amend or terminate the Plan. Except in the case of amendments necessary or appropriate to comply with applicable law, rules or policies or a regulatory authority, participants will be mailed written notice at least 30 days before the effective date of any amendment. In the case of termination, participants will be mailed written notice at least 30 days before the record date of any dividend or capital gains distribution by the Fund.

United States Address
The Taiwan Fund, Inc.
c/o State Street Bank and Trust Company
2 Avenue de Lafayette
P.O. Box 5049
Boston, MA
1-800-636-9242
www.thetaiwanfund.com

Investment Adviser
HSBC Global Asset Management (Taiwan) Limited
Taipei, Taiwan

Directors and Officers
Harvey Chang, Chairman of the Board and Director
Andrew Chen, President
Benny T. Hu, Director
Bing Shen, Director
Christina Liu, Director
Joe O. Rogers, Director
Michael Holland, Director
M. Christopher Canavan, Jr., Director
Anthony Kai Yiu Lo, Director
Adelina N.Y. Louie, Secretary and Treasurer
Richard F. Cook, Jr., Chief Compliance Officer
Elizabeth A. Watson, Assistant Secretary

Administrator and Accounting Agent
State Street Bank and Trust Company
Boston, MA

Custodians
The Mega International Commercial Bank Co., Ltd.
Taipei, Taiwan
State Street Bank and Trust Company
Boston, MA

Transfer Agent, Dividend Paying Agent and Registrar
Computershare Trust Company, N.A.

Legal Counsel
Clifford Chance US LLP
New York, NY
Lee and Li
Taipei, Taiwan

Independent Registered Public Accounting Firm
Tait, Weller & Baker, LLP
Philadelphia, PA

Item 2. Code of Ethics.
Not required for this filing.
Item 3. Audit Committee Financial Expert.
Not required for this filing.
Item 4. Principal Accountant Fees and Services.
Not required for this filing.
Item 5. Audit Committee of Listed Registrants.
Not required for this filing.
Item 6. Schedule of Investments.
Schedule of Investments is included as part of Item 1.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.
Not required for this filing.
Item 8. Portfolio Managers of Closed-End Management Investment Company.
There have been no changes to any of the registrant’s portfolio managers since last reported in the registrant’s Annual Report dated August 31, 2008 and as filed in Form N-CSR on November 6, 2008 (SEC Accession No: 0000950135-08-006968 ).
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors during the period covered by this Form N-CSR filing.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s

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during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits
(a)(1)	Not required for this filing.

(a)(2)	The certifications required by Rule 30a-2 of the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(3)	Not required for this filing.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE TAIWAN FUND, INC.
By:	/s/ Andrew Chen
Andrew Chen
President of The Taiwan Fund, Inc.

Date: May 1, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Chen
Andrew Chen
President of The Taiwan Fund, Inc.

Date: May 1, 2009

By:	/s/ Adelina Louie
Adelina Louie
Treasurer of The Taiwan Fund, Inc.

Date: May 1, 2009

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